VOTING AGREEMENT

         THIS VOTING AGREEMENT is entered into as of March 20, 2001 by and among DIGITAL RIVER, INC., a Delaware corporation ("Buyer"), CALICO COMMERCE, INC., a Delaware corporation and CONNECTINC.COM, CO., a Delaware corporation (Calico Commerce, Inc. and ConnectInc.com, Co. collectively defined herein as, "Stockholder").


                                    RECITALS

         A. Pursuant to an Asset Purchase Agreement, dated as of the date hereof, by and between Buyer and Stockholder (the "Purchase Agreement"), Buyer will purchase certain assets and assume certain liabilities of Stockholder in exchange for shares of common stock of Buyer to be issued to Stockholder on the date hereof, as well as after the date hereof pursuant to an earn-out, as set forth in Section 1.4 of the Purchase Agreement.

         B. In order to induce Buyer to enter into the Purchase Agreement, Stockholder is entering into this Voting Agreement.


                                    AGREEMENT

         The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.    CERTAIN DEFINITIONS

              For purposes of this Voting Agreement:

              (a) "BUYER COMMON STOCK" shall mean the common stock, par value $0.01 per share, of Buyer.

              (b) "CHANGE OF CONTROL" shall mean (i) a sale, exchange, lease or other disposition of all or substantially all of the assets of Stockholder, including the Subject Securities; (ii) a merger or consolidation of Stockholder with or into any other entity or entities, or any other similar corporate reorganization, in which the holders of capital stock of Stockholder immediately prior to such event hold less than a majority of the voting power of the securities of the controlling successor entity, or (iii) any other transaction or series of related transactions in which securities representing a majority of Stockholder's voting power is sold or otherwise transferred (excluding any merger, consolidation or similar corporate reorganization effected solely to change the domicile of Stockholder to a location within the United States or in which the holders of capital stock of Stockholder immediately prior to such transaction or series of transactions hold more than a majority of the voting power of the securities of the controlling successor entity).

              (c) "EXPIRATION DATE" shall mean the earlier of (i) the five-year anniversary of the date hereof and (ii) the sale of all the Subject Securities in open market transactions, none of which are Restricted Open Market Transactions.

              (d) Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

              (e) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

              (f) "SUBJECT SECURITIES" shall mean: (i) all securities of Buyer (including all shares of Buyer Common Stock and all options, warrants and other rights to acquire shares of Buyer Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Buyer (including all additional shares of Buyer Common Stock and all additional options, warrants and other rights to acquire shares of Buyer Common Stock) issued to Stockholder by Buyer in connection with the Purchase Agreement.

              (g) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; PROVIDED, HOWEVER, that:

                    (a)any open market  transaction  shall not constitute a
                       Transfer (and the transferee in such an open market transaction shall be free of any obligations under this Agreement), unless such transaction is in the form of a bulk trade of Subject Securities (1) to any transferee engaged, as a principal part of its business, in providing e-commerce services, or (2) that, when combined with all other bulk trades of Subject Securities by Stockholder to the same transferee and its affiliates (as such term is defined under the rules promulgated under the Securities Exchange Act of 1934), involves 5% or more of Buyer's outstanding shares of common stock as shown by the then most recent report or statement published by Buyer (a "RESTRICTED OPEN MARKET TRANSACTION");

                    (b)any pledge or encumbrance of a Subject Security, or any agreement or commitment contemplating the possible pledge of or encumbrance of, any Subject Security, shall not constitute a Transfer, provided that any foreclosure with respect to 5% or more of Buyer's outstanding shares of common stock as shown by the then most recent report or statement published by Buyer thereon shall be deemed a Transfer.


SECTION 2.    TRANSFER OF SHARES

      2.1 TRANSFEREE OF SHARES TO BE BOUND BY THIS AGREEMENT. During the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be Transferred shall have: (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Buyer may reasonably request); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

      2.2 TRANSFER OF VOTING RIGHTS. During the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) except with respect to the voting of the Shares not restricted by this Voting Agreement, no proxy is granted, and no voting agreement or similar agreement or transfer of voting rights is entered into, with respect to any of the Subject Securities.

SECTION 3.    VOTING OF SHARES

      3.1     VOTING AGREEMENT.

              (a) During the period from the date of this Voting Agreement through the Expiration Date:

                    (i) at any meeting of stockholders of Buyer, however called, Stockholder shall (unless otherwise directed in writing by Buyer) cause all outstanding Subject Securities that are Owned by Stockholder as of the record date fixed for such meeting to be voted in favor of those nominees to Buyer's Board of Directors that have been designated by Buyer's Board of Directors;

                    (ii) in the event written consents are solicited or otherwise sought from stockholders of Buyer with respect to the election of directors to Buyer's Board of Directors, Stockholder shall, with respect to all Subject Securities that are Owned by Stockholder as of the record date fixed for the consent to the proposed action, seek written instruction from Buyer's Board of Directors in connection therewith, and shall act in accordance with such written instructions with respect to such written consent or written consents.

              (b) Stockholder shall not effect a Change of Control prior to the Expiration Date without ensuring that its successor ("Successor"), immediately following such Change of Control, will execute a proxy substantially in the form attached hereto as Exhibit B and will execute an amendment to this Voting Agreement to provide that, during the period from the date of such Change of Control through the Expiration Date:

                    (i) at any meeting of stockholders of Buyer, however called, Successor shall (unless otherwise directed in writing by Buyer) cause all outstanding Subject Securities that are Owned by Successor as of the record date fixed for such meeting to be voted in accordance with the written instructions of Buyer's Board of Directors;

                    (ii) in the event written consents are solicited or otherwise sought from stockholders of Buyer, Successor shall, with respect to all Subject Securities that are Owned by Successor as of the record date fixed for the consent to the proposed action, seek written instruction from Buyer's Board of Directors in connection therewith, and shall act in accordance with such written instructions with respect to such written consent or written consents.

      3.2     PROXY; FURTHER ASSURANCES.

              (a) Contemporaneously with the execution of this Voting Agreement, Stockholder shall deliver to Buyer a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy").

              (b) Stockholder shall, at its own expense, perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Buyer the power to carry out and give effect to the provisions of this Voting Agreement.


SECTION 4.    MISCELLANEOUS

      4.1 SURVIVAL OF COVENANTS AND AGREEMENTS. The covenants and agreements made by Stockholder and Buyer in Section 4 of this Voting Agreement shall survive the Expiration Date.

      4.2 INDEMNIFICATION. Without in any way limiting any of the rights or remedies otherwise available to Buyer, Stockholder shall indemnify and hold harmless Buyer against and from any loss, damage, injury, decline in value, lost opportunity, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including reasonable attorneys' fees), charge, cost (including reasonable costs of investigation) or expense of any nature (whether or not relating to any third-party claim) that is directly or indirectly suffered or incurred at any time (whether during or after the Expiration Period) by Buyer, or to which Buyer otherwise becomes subject at any time (whether during or after the Expiration Period), and that arises directly or indirectly out of or by virtue of, or relates directly or indirectly to, any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Voting Agreement

      4.3 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting

Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.


      4.4 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.


      4.5 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and, to the extent provided herein, its successors and assigns, and shall inure to the benefit of Buyer and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are Transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Buyer and its successors and assigns) any rights or remedies of any nature.


      4.6 SPECIFIC PERFORMANCE. Irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. In the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Buyer shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that Buyer shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.6, and Stockholder irrevocably waives any right it may have to require Buyer to obtain, furnish or post any such bond or similar


      4.7 NON-EXCLUSIVITY. The rights and remedies of Buyer under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Buyer under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under all applicable common law requirements and statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Stockholder's obligations, or the rights or remedies of Buyer, under the Purchase Agreement; and nothing in the Purchase Agreement shall limit any of Stockholder's obligations, or any of the rights or remedies of Buyer, under this Voting Agreement and no breach on the part of Buyer of any covenant or obligation contained in the Purchase Agreement or any other agreement shall limit or otherwise affect any right or remedy of Buyer under this Voting Agreement; provided that if Buyer breaches a post-closing covenant in the Purchase Agreement and the result of such breach materially adversely affects Seller's benefit of the bargain in entering into the Purchase Agreement and the transactions contemplated thereby, then this sentence shall have no effect.

      4.8     GOVERNING LAW; VENUE.

              (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

              (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in Santa Clara County in the State of California. Each party:

              (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in Santa Clara County in the State of California (and each appellate court therefor located in the State of California), in connection with any such legal proceeding;

              (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to Stockholder at the address set forth in
Section 4.9, or such other address with respect to which Buyer in given written notice in accordance with Section 4.9, shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

              (iii) agrees that each such state and federal court located in State of California shall be deemed to be a convenient forum; and

              (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any such state or federal court located in the State of California any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

              (c) EACH PARTY IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

      4.9 NOTICES. All notices and other communications required or permitted under this Agreement and the transactions contemplated hereby shall be in writing and shall be deemed to have been duly given, made and received on the date when delivered by hand delivery with receipt acknowledged, or upon the next "Business Day" (meaning a day other than a Saturday or a Sunday, or a federal holiday upon which offices of the federal government are not open for business) following receipt of facsimile transmission, or upon the fifth day after deposit in the United States mail, registered or certified with postage prepaid, return receipt requested, addressed as set forth below:

              (a) If to Buyer:

                       DIGITAL RIVER, INC.
                       9625 West 76th Street, Suite 150
                       Eden Prairie, Minnesota  55344
                       Attention:       Joel Ronning
                       Telephone:       (952) 263-1234
                       Facsimile:       (952) 253-8370

              with a copy (not constituting notice) to:

                       COOLEY GODWARD LLP
                       One Maritime Plaza, 20th Floor
                       San Francisco, CA  94111
                       Attention:       Michael J. Sullivan
                       Telephone:       (415) 693-2000
                       Facsimile:       (415) 951-3699

              (b) If to Seller:

                       CALICO COMMERCE, INC.
                       333 West San Carlos Street, Suite 300
                       San Jose, CA 95110
                       Attention:       Alan P. Naumann
                       Telephone:       (408) 975-7400
                       Facsimile:       (408) 975-7410

              with a copy (not constituting notice) to:

                       GRAY CARY WARE & FREIDENRICH LLP
                       400 Hamilton Avenue
                       Palo Alto, CA 94301
                       Attention:       Douglas C. Neilsson
                       Telephone:       (650) 833-2000
                       Facsimile:       (650) 833-2001

              Any party may alter the address to which its communications are to be sent by giving notice of such change in conformity with the provisions of this Section 4.9 for the giving of notice.

      4.10 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

      4.11 ATTORNEYS' FEES. If any action or other proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against any party to this Voting Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      4.12 ELECTION OF DIRECTORS. Neither Stockholder, nor any successor or assignee of Stockholder, nor any officer, director, stockholder, partner, employee or agent of either, shall be deemed to have made any representation or warranty as to the fitness or competence of a nominee to Buyer's Board of Director in connection with the entering into of this Voting Agreement by Stockholder or the voting in favor of such nominee as required by the provisions of this Voting Agreement.

      4.13    WAIVER.

              (a) No failure on the part of Buyer to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Buyer in exercising any power, right, privilege or remedy under this Voting Agreement, except to the extent such exercise is barred by the applicable statute of limitations, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

              (b) Buyer shall not be deemed to have waived any claim arising out of this Voting Agreement, or any power, right, privilege or remedy under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Buyer; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      4.14.   CONSTRUCTION.

              (a) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

              (b) Except as otherwise indicated, all references in this Voting Agreement to "Sections" are intended to refer to Sections of this Voting Agreement.

              IN WITNESS WHEREOF, Buyer and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

                             "BUYER"

                             DIGITAL RIVER, INC.,
                             a Delaware corporation

                             By:      /s/ Joel Ronning
                                      -----------------------------
                                Name:     Joel Ronning
                                      -----------------------------
                                Title:    CEO
                                      -----------------------------



                             "STOCKHOLDER"

                             CALICO COMMERCE, INC.,
                             a Delaware corporation

                             By:      /s/ Alan Naumann
                                      -----------------------------
                                Name:     Alan Naumann
                                      -----------------------------
                                Title:    President & CEO
                                      -----------------------------



                             CONNECTINC.COM, CO.
                             a Delaware corporation

                             By:      /s/ Alan Naumann
                                      -----------------------------
                                Name:     Alan Naumann
                                      -----------------------------
                                Title:    President & CEO
                                      -----------------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

         The undersigned company, CONNECTINC.COM, CO., a Delaware corporation (the "Stockholder"), is a stockholder of DIGITAL RIVER, INC., a Delaware corporation (the "Buyer"), and hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Joel A. Ronning and Robert E. Strawman, and each of them, the attorneys and proxies of the undersigned with power of substitution and resubstitution in accordance with that certain Voting Agreement, dated as of the date hereof, by and between the Stockholder and Buyer (the "Voting Agreement"), to the full extent of the undersigned's rights, as record holder, with respect to the election of directors to Buyer's board of directors, to vote (i) the outstanding shares of capital stock of Buyer owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of Buyer which the undersigned may acquire from Buyer on or after the date hereof. (The shares of the capital stock of Buyer referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, and is granted in consideration of Buyer entering into the Asset Purchase Agreement, dated as of the date hereof, by and between Buyer and Stockholder (the "Purchase Agreement").

         The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote any of the Shares at any time until the earlier to occur of (i) the five-year anniversary of the date hereof and (ii) the sale of all the Shares in open market transactions, none of which are Restricted Open Market Transactions (as defined in the Voting Agreement) (the "Expiration Date"), at any meeting of the stockholders of Buyer, however called, or in connection with any solicitation of written consents from stockholders of Buyer, in favor of those nominees to Buyer's Board of Directors that have been designated by Buyer's Board of Directors.

         The attorneys and proxies may not vote the Shares except as set forth in the foregoing paragraph.

         This proxy shall be binding upon the successors and assigns of the undersigned (including any transferee of any of the Shares pursuant to a Transfer (as defined in the Voting Agreement)).

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy shall terminate on the Expiration Date.

Dated:  March __, 2001



                             CONNECTINC.COM, INC.
                             a Delaware corporation
                             Address:      333 West San Carlos Street
                                           Suite 300
                                           San Jose, CA  95110


                             By:
                                -----------------------------------------------
                                Name:
                                Title:


                             Number of shares of common stock of
                             Buyer owned of record as of the date of this proxy:


                             --------------------------------------------------

                                    EXHIBIT B

                            FORM OF IRREVOCABLE PROXY

         The undersigned company, [INSERT NAME OF SUCCESSOR, a ________ corporation (the "Stockholder")], is a stockholder of DIGITAL RIVER, INC., a Delaware corporation (the "Buyer"), and hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Joel A. Ronning and Robert E. Strawman, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of capital stock of Buyer owned of record by the undersigned as successor to Calico Commerce, Inc., a Delaware corporation ("Calico"), as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of Buyer which the undersigned may acquire from Buyer on or after the date hereof. (The shares of the capital stock of Buyer referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares at any time prior to the Expiration Date (as defined below).

         This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Buyer and the undersigned (the "Voting Agreement").

         The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of (i) March __, 2006 and (ii) the sale of all the Shares in open market transactions, none of which are Restricted Open Market Transactions (as defined in the Voting Agreement) (the "Expiration Date"), at any meeting of the stockholders of Buyer, however called, or in connection with any solicitation of written consents from stockholders of Buyer, on any matters.

         This proxy shall be binding upon the successors and assigns of the undersigned (including any transferee of any of the Shares pursuant to a Transfer (as defined in the Voting Agreement)).

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy shall terminate on the Expiration Date.

Dated:  __________, 200_


                             [NAME AND ADDRESS OF SUCCESSOR]


                             By:
                                -----------------------------------------------
                                Name:
                                Title:



                             Number of shares of common stock of
                             Buyer owned of record as of the date of this proxy: